MORGAN STANLEY ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                                William G. Morton, Jr.
CHAIRMAN OF THE BOARD                          DIRECTOR
OF DIRECTORS
                                               James W. Grisham
Michael F. Klein                               VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                               Harold J. Schaaff, Jr.
Peter J. Chase                                 VICE PRESIDENT
DIRECTOR
                                               Joseph P. Stadler
John W. Croghan                                VICE PRESIDENT
DIRECTOR
                                               Valerie Y. Lewis
David B. Gill                                  SECRETARY
DIRECTOR
                                               Joanna M. Haigney
Graham E. Jones                                TREASURER
DIRECTOR
                                               Belinda A. Brady
John A. Levin                                  ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------

ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------

LEGAL COUNSEL

Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                     ASIA-PACIFIC
                                      FUND, INC.
--------------------------------------------------------------------------------




                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1997, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -3.85% compared to -7.76% for its benchmark (as defined below).
For the one year ended September 30, 1997, the Fund had a total return, based on net asset value per share, of -6.98% compared with -14.33% for the benchmark. For the period since the Fund's commencement of operations on August 2, 1994 through September 30, 1997, the Fund's total return, based on net asset value per share, was -3.98% compared with -18.53% for the benchmark. (The benchmark for investment purposes is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan, and Combined Asia Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month). On September 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $9 3/16 representing a 20.0% discount to the net asset value per share.

The Fund suffered a pyrrhic victory for the three months ended September 30, 1997 as its total return, based on net asset value per share was -12.29% compared to -13.59% for the Index.

The economic outlook for Japan dropped dramatically during the last quarter. Primarily led by declines in automobile sales, housing starts and overall retail sales, consumption spending slumped in July and August. Several Tokyo Stock Exchange first section listed companies such as Tokai Kogyo, Tada Construction, Daito and Yaohan declared bankruptcy. Moreover, the credibility of the overall balance sheet of many domestic companies deteriorated sharply during this period, causing severe concern regarding the viability of construction, insurance and some leading financial institutions.
 The termination of the previously announced merger between Hokkaido Bank and Hokkaido Takushoku Bank seemed to further amplify these concerns. Moreover, the turmoil in the Asian currencies and equity markets together with the volatility in the U.S. markets further caused a deterioration of investor sentiment. In fact, second quarter GDP for Japan showed a 11.2% decline, the steepest since the oil crisis in the mid-seventies.

Additionally, the Bank of Japan "Tankan" report suggested an unexpected weakening regarding the outlook of the economy by Japanese corporations, reversing the strong previous reading in June. Nissan Life Insurance, which went bankrupt earlier in the year was reported to be a major seller in the Japanese market, liquidating their entire portfolio as part of the bankruptcy proceedings. Japan's Big 4 brokerage firms, all involved in inappropriate dealings with "Sokaiya", dealt a final blow of confidence for investors in Japan and as a result of all of the above the yield on long term Japanese government bonds fell below 2%, an unprecedented occurrence in any major economy over the last 50 years.

Importantly, the brighter economic conditions during the second half of 1997 which was expected to materialize in Japanese equities reversed course. Therefore, the market declined sharply and potential buyers disappeared. Although blue chip issues were also sold, companies such as TDK, Sony and Tokyo Electron performed well relative to the overall market contributing to our outperformance.

It is difficult to become optimistic on the near term outlook for the Japanese economy because of the continuing drag from non-performing loans and ill-timed changes in fiscal policy. While Japan has deregulated and reformed many industries, bureaucrats now appear frozen in their action to implement critically important changes in areas such as corporate and personnel income tax cuts as well as a more effective means of re-cycling.

Japan's enormous individual wealth is held primarily in bank deposits. However, with 10 year JGB yields approaching 1.7%, considerable pessimism regarding the economy is already reflected in stock prices. Prime Minister Hashimoto has also publicly recognized the severe weakness in the economy and will likely take action with land tax reforms and pass a 2% to 3% corporate income tax cut later this year. We believe that the overall market will become less volatile as a result of the above.

International blue chips involved in promising new industries such as multimedia and digital production still offer the best value and growth relative to other sectors in the Japanese market, particularly as the yen appears to be in consolidation at Y120. The stabilization of currency markets in Asia, addressed recently by G7 in Hong Kong and the announcement of the Asia Currency Fund will likely keep the volatile currency market in check.

Therefore, we believe that the two tier market will resume in the near future as investors flee to companies with good earnings prospect and global standards of transparency in management. We will also continue to overweight the international blue chips but may also consider switches from those which are beginning to show excess valuation into those issues which appear to offer better value and are laggards within the two-tier market.

The regional markets as represented by the MSCI Combined Far East Free ex Japan Index fell 19.0% over the third quarter 1997. This represents one of the steepest ever quarterly declines in the Index, comparable to the 21.6% fall in fourth quarter 1994 and the 22.1% fall during the first quarter of 1994.

The collapse was precipitated by the de-pegging of the Thai baht on July 2nd 1997, which subsequently caused the currency to collapse 46.8% over the quarter. The contagion effect of the Thai baht debacle was severe as the regional currencies succumbed one after another, with the Indonesian rupiah, the Philippine peso and the Malaysian ringgit falling by as much as 34.5%, 30.3% and 28.6%, respectively. Even the normally stable Singapore dollar fell 8.6% over the quarter.

The fallout in the regional currency markets was quickly transmitted to the equity markets as concerns about the over-leveraged economies, excessive lending, and property bubble took their toll.

This dislocation in the currency and stock markets in effect marks the end of one era and the beginning of a new one for the region. The region had prospered spectacularly by offering itself as a cheap manufacturing base and then exporting itself to prosperity. This formula depended on a cheap and trainable labor force, low tax rates, and a fixed and stable exchange rate pegged to the U.S. Dollar.

Unfortunately, the world has changed. Years of extremely high growth have brought the attendant problems of rising costs and labor constraints. Meanwhile, the tremendous inflow of foreign investment and loans has flooded the market with cheap money, inevitably leading to over-gearing and foolish investments. This situation has finally resulted in bad loans and over-investment. Furthermore, the rest of the emerging markets have started to mimic the success formula of Asia and are beginning to beat Asia at its own game. Many U.S. multinationals have decided to set up manufacturing bases in NAFTA member Mexico while China has proven not only to be a large potential market but also a huge competitor to the Asian economies in low-end manufacturing.

In the end, what precipitated the collapse of the Asian currencies was the unsustainable practice of using cheap U.S. dollars to finance ever larger and sometimes questionable projects. Once the pegs were gone, however, easy access to credit vanished and the Asian corporates and economies have now been forced to painfully adjust to this paradigm shift. Though the Northeastern Asian markets of Hong Kong, Taiwan and Korea have outperformed the Southeast Asian market up to now, we expect the contagion effect to filter trough the whole region.

It is expected that the currency rates should begin to stabilize within the next quarter or so but that the flow-through effects of such a major dislocation in exchange rates and their subsequent impact on interest rates will take at least a year to work through the system.

Those who emerge as winners will be economies and companies that are best able to compete on a value added basis in an increasingly information and technology based world, rather than on pure export prowess. A further prerequisite for success would be strict financial discipline, rather than growth simply for growth's sake.

In this context, we would expect service economies like Hong Kong Special Administrative Region (SAR) and Singapore to be the primary winners. Low taxes, professional management and now direct access to the Chinese growth engine will power Hong Kong, although the SAR continues to suffer from a ridiculously over-priced property market. Singapore's world class infrastructure, well-educated English-speaking populace and competent national government will provide a solid bedrock, though the disarray in its traditional interland of Southeast Asia will be a drag for the next year or so.

What will prove most important in the emerging scenario will be stock selection. There is likely to be a wide disparity in performance both between markets and individual companies, as those with the discipline and flexibility to adapt to the new environment will continue to succeed; those which cannot will be
relegated to stagnation and failure.   Real recovery will be slow and painful.

In the midst of these problems, however, it is important to remember that the drivers behind economic growth in the long-term remain largely intact. Asia's superior savings rates, its large pool of flexible, well-educated labor, and general acceptance of market forces will continue to propel the Asian economies.

Sincerely,

/s/ Michael F. Klein

Michael  F. Klein
PRESIDENT AND DIRECTOR


October 1997

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                            ---------------------------------------------------------------------------------
                                           MARKET VALUE (1)           NET ASSET VALUE (2)               INDEX (3)
                                       ----------------------       ----------------------      ------------------------
                                                      AVERAGE                      AVERAGE                       AVERAGE
                                       CUMULATIVE     ANNUAL        CUMULATIVE     ANNUAL       CUMULATIVE       ANNUAL
                                       ----------     -------       ----------     -------      ----------       -------
              FISCAL YEAR TO DATE        -5.77%           --          -3.85%           --          -7.76%            --
              ONE YEAR                  -13.34        -13.34%         -6.98         -6.98%        -14.33         -14.33%
              SINCE INCEPTION*          -23.26+        -8.03+         -3.98+        -1.28+        -18.53          -6.28

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


[BAR GRAPH]

                                          YEARS ENDED DECEMBER 31:
                                                                                 NINE MONTHS
                                                                                    ENDED
                                     1994*            1995           1996      SEPTEMBER 30, 1997
                                     -----            ----           ----      ------------------
    Net Asset Value Per Share      $  13.20        $  14.34         $ 11.95        $ 11.49
    Market Value Per Share. . .    $  12.25        $  13.33         $  9.75        $  9.19
    Premium/(Discount). . . . .       -7.2 %          -7.0 %         -18.4 %        -20.0 %
    Income Dividends. . . . . .    $   0.04        $  -0.05         $  0.61            --
    Capital Gains
     Distributions. . . . . . .    $   0.01        $  -0.02              --            --
    Fund Total Return (2) . . .       -5.94%           9.24%          -2.87%+        -3.85%
    Index Total Return (3). . .       -5.90%           0.87%          -9.17%         -7.76%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and Combined Asia Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.
 *  The Fund commenced operations on August 2, 1994.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION


[PIE CHART]


Equity Securities(92.1%)
Short-Term Investments(7.9%)

--------------------------------------------------------------------------------
SECTORS


[PIE CHART]


Other(33.6%)
Real Estate(7.1%)
Multi-Industry(7.1%)
Machinery & Engineering(5.6%)
Automobiles(3.9%)
Banking(15.0%)
Chemicals(4.2%)
Electrical & Electronics(12.4%)
Electronic Components & Instruments(4.2%)
Energy Equipment & Services(3.6%)
Financial Services(3.3%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS


[PIE CHART]


Other(8.1%)
Malaysia(0.7%)
Philippines(1.2%)
Indonesia(1.3%)
Thailand(2.5%)
Korea(2.5%)
Hong Kong(7.4%)
Australia(9.4%)
Singapore(11.7%)
Japan(42.1%)
India(13.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF                                               PERCENT OF
                                                NET ASSETS                                               NET ASSETS
                                                ----------                                               ----------
   1.  Bharat Heavy Electricals Ltd.               3.5%              6.  United Overseas Bank (Foreign)      2.2%
   2.  Housing Development Finance Corp. Ltd.      2.6               7.  Cheung Kong (Holdings) Ltd.         2.2
   3.  Oversea-Chinese Banking Corp. (Foreign)     2.4               8.  Lend Lease Corp. Ltd.               2.1
   4.  Development Bank of Singapore (Foreign)     2.3               9.  Amcor Ltd.                          2.0
   5.  National Australia Bank Ltd.                2.3              10.  Sony Corp.                          1.7
                                                                                                            -----
                                                                                                            23.3%
                                                                                                            -----
                                                                                                            -----

* Excludes short-term investments.

INVESTMENTS (UNAUDITED)
-----------------------
SEPTEMBER 30, 1997

                                                                           VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.4%)
 (Unless otherwise noted)

--------------------------------------------------------------------------------
AUSTRALIA (9.4%)
BANKING
  Australia & New Zealand Banking
   Group Ltd.                                         991,000     U.S.$   8,110
  Commonwealth Bank of Australia                      334,000             4,129
  National Australia Bank Ltd.                      1,229,384            18,925
                                                                  -------------
                                                                         31,164
                                                                  -------------
ENERGY SOURCES
  Broken Hill Proprietary Co. Ltd.                  1,052,964            12,283
                                                                  -------------
FOREST PRODUCTS & PAPER
  Amcor Ltd.                                        2,630,455            16,581
                                                                  -------------
REAL ESTATE
  Lend Lease Corp. Ltd.                               721,207            17,156
                                                                  -------------
                                                                         77,184
                                                                  -------------
-------------------------------------------------------------------------------
HONG KONG (7.4%)
AUTOMOBILES
  Qingling Motors Co.                               2,674,000             1,693
                                                                  -------------
BANKING
  Dao Heng Bank Group Ltd.                            420,000             1,894
  Hang Seng Bank Ltd.                                 181,000             2,228
                                                                  -------------
                                                                          4,122
                                                                  -------------
MULTI-INDUSTRY
  China Resources Enterprise Ltd.                   2,590,000            10,845
  Hutchison Whampoa Ltd.                              922,000             9,085
  Ng Fung Hong Ltd.                                   860,000             1,034
  Shanghai Industrial Holdings Ltd.                   707,000             4,395
                                                                  -------------
                                                                         25,359
                                                                  -------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.                       1,573,000            17,686
  Henderson Land Development
    Co. Ltd.                                          721,000             6,196
  New World Development Co. Ltd.                      317,000             1,917
  Sun Hung Kai Properties Ltd.                        373,000             4,387
                                                                  -------------
                                                                         30,186
                                                                  -------------
                                                                         61,360
                                                                  -------------
-------------------------------------------------------------------------------
INDIA (13.1%)
APPLIANCES & HOUSEHOLD DURABLES
  Phillips India Ltd.                                 123,582               226
  Supreme Industries Ltd.                             178,449               785
                                                                  -------------
                                                                          1,011
                                                                  -------------
AUTOMOBILES
  Autolec Industries Ltd.                             152,600               186
  Autolite Ltd.                                       231,900               295
  Autopal Industries Ltd.                              62,600                13
  Bajaj Auto Ltd.                                       2,000                30
  Bajaj Tempo Ltd.                                      2,148                15
  Bajaj Tempo Ltd. (Rights)                             1,717                 6
  Bharat Forge Co., Ltd.                              217,996               374
  Ceat Ltd.                                           368,000               265
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES              (000)
-------------------------------------------------------------------------------
  Denso India Ltd.                                     71,200     U.S.$     124
  Escorts Ltd.                                        305,125               791
  Hero Honda Ltd.                                         400                 8
  MRF Ltd.                                             18,000             1,468
  Patheja Forgings and Auto Ltd.                      677,700               187
  Tata Engineering & Locomotive Ltd.                  223,022             2,077
                                                                  -------------
                                                                          5,839
                                                                  -------------
BANKING
  Industrial Finance Corp. (India) Ltd.               507,400               414
  State Bank of India Ltd.                            954,862             7,307
                                                                  -------------
                                                                          7,721
                                                                  -------------
BEVERAGES & TOBACCO
  ITC Ltd.                                             16,273               265
  United Breweries Ltd.                               149,100                87
                                                                  -------------
                                                                            352
                                                                  -------------
BUILDING MATERIALS & COMPONENTS
  Asian Paints Ltd.                                       250                 2
  Associated Cement Co. Ltd.                            2,182                73
  Gujarat Ambuja Cements Ltd.                          42,150               359
  India Cements Ltd.                                   75,000               200
  Murudeshwar Ceramics Ltd.                            37,600                22
  Panyam Cements & Minerals Ltd.                       33,765               448
  Saurashtra Cement & Chemicals Ltd.                       50                --@
                                                                  -------------
                                                                          1,104
                                                                  -------------
CHEMICALS
  Birla VXL Ltd.                                      846,998               314
  E.I.D. Parry Ltd.                                    64,300               181
  Gujarat Narmada Valley
    Fertilizers Ltd.                                  275,000               963
  Gujarat Narmada Valley
    Fertilizers Ltd. GDR 144A                         303,924               204
  Indian Petro Chemical Corp. Ltd.                    179,010               564
  Jaysynth Dyechem Ltd.                               145,800                69
  United Phosphorous Ltd.                              97,490               431
                                                                  -------------
                                                                          2,726
                                                                  -------------
CONSTRUCTION & HOUSING
  Alacrity Housing Ltd.                               381,000                74
  Hindustan Construction Co.                          254,675               155
  Hindustan Development Corp. Ltd.                    988,780               336
  Nagarjuna Construction Ltd.                         151,100               105
                                                                  -------------
                                                                            670
                                                                  -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Infosys Technology Ltd.                              19,200               845
  Rolta India Ltd.                                    999,500               503
  S&S Power Switchgear Ltd.                            63,550                91
                                                                  -------------
                                                                          1,439
                                                                  -------------
ENERGY EQUIPMENT & SERVICES
  Bharat Heavy Electricals Ltd.                     2,881,000            28,678
                                                                  -------------
ENERGY SOURCES
  Esab India Ltd.                                     346,865             1,134
                                                                  -------------
-------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
FINANCIAL SERVICES
  Housing Development Finance
    Corp. Ltd.                                      238,282       U.S.$ 21,501
  UTI MasterShares Ltd.                           2,268,170                831
                                                                  ------------
                                                                        22,332
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
  Dhampur Sugar Mills Ltd.                          141,575                295
                                                                  ------------
FOREST PRODUCTS & PAPER
  Ballarpur Industries Ltd.                         100,000                102
                                                                  ------------
HEALTH & PERSONAL CARE
  Sun Pharmaceutical Industries Ltd.                161,200              1,348
                                                                  ------------
INDUSTRIAL COMPONENTS
  Apollo Tyres Ltd.                                 686,525              1,447
  Apollo Tyres Ltd. (Warrants),
    expiring 2/28/98                                189,543                 53
  Essel Packaging Ltd.                              146,300                496
  ITW Signode India Ltd.                            571,132              1,453
  KEC International Ltd.                            881,750                963
                                                                  ------------
                                                                         4,412
                                                                  ------------
LEISURE & TOURISM
  ITC Hotels Ltd.                                   212,880                680
                                                                  ------------
MACHINERY & ENGINEERING
  Artson Engineering Ltd.                           221,800                 49
  Crompton Greaves Ltd.                             415,210                459
  DGP Windsor India Ltd.                            218,800                177
  Flat Products Equipments
    (India) Ltd.                                    174,900                230
  Hindustan Power Plus Ltd.                          75,600                173
  Thermax Ltd.                                       31,200                246
  Veejay Lakshmi Engineering Ltd.                   149,100                153
                                                                  ------------
                                                                         1,487
                                                                  ------------
METALS -STEEL
  Tata Iron & Steel Co., Ltd.                         1,425                  7
  Tata SSL Ltd. - New                               467,790                362
                                                                  ------------
                                                                           369
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Vikas WSP Ltd.                                    304,600                952
                                                                  ------------
MULTI-INDUSTRY
  Century Textile & Industry Ltd.                     5,866                154
  Indian Rayon & Industries Ltd.                         75                 --@
  JK Corp. Ltd.                                         100                 --@
  JK Corp. Ltd. GDR                                  61,140                 38
  JK Corp. Ltd. GDR 144A                            249,240                156
  Kesoram Industries Ltd.                           310,238                311
  Max India Ltd. - New                              170,000                698
* Morgan Stanley Growth Fund                     32,892,200              5,912
  Voltas Ltd.                                       207,950                145
                                                                  ------------
                                                                         7,414
                                                                  ------------
RECREATION, OTHER CONSUMER GOODS
  Suashish Diamonds Ltd.                            148,100                115
  Tube Investments of India Ltd.                    109,400                123
  Wimco Ltd.                                        422,200                198
                                                                  ------------
                                                                           436
                                                                  ------------
TELECOMMUNICATIONS
  Mahanagar Telephone Nigam Ltd.                    383,700              2,727
                                                                  ------------
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
TEXTILES & APPAREL
  Coates of India Ltd.                              100,680       U.S.$    413
  G.T.N. Textiles Ltd.                              243,000                331
  Garware Plastics & Polyester Ltd.                 275,525                261
  Indo Rama Synthetics Ltd.                         211,100                123
  Indo Rama Synthetics Ltd. - New                    46,170                 24
  J.K. Synthetics Ltd.                              686,901                 62
  Mahavir Spinning Mills Ltd.                       173,686                288
  Morajee Goculdas Spinning Ltd.                    125,000                 97
  Raymond Ltd.                                      208,627                392
  Viniyoga Clothes Ltd.                               5,400                 --@
                                                                  ------------
                                                                         1,991
                                                                  ------------
TRANSPORTATION - ROAD & RAIL
  Container Corp. of India Ltd.                   1,059,600             12,306
                                                                  ------------
TRANSPORTATION - SHIPPING
  Great Eastern Shipping Ltd.                       369,034                518
                                                                  ------------
UTILITIES - ELECTRICAL & GAS
  Hindustan Power Plus Ltd. - New                    17,400                 40
                                                                  ------------
                                                                       108,083
                                                                  ------------
--------------------------------------------------------------------------------
INDONESIA (1.3%)
AUTOMOBILES
  Astra International (Foreign)                   3,631,000              3,283
                                                                  ------------
BANKING
  Bank International Indonesia
    (Foreign)                                     2,515,319                727
  Bank International Indonesia
    (Foreign)(Warrants), expiring 1/17/00           401,362                 34
  Bank Negara Indonesia (Foreign)                 4,000,000              1,094
                                                                  ------------
                                                                         1,855
                                                                  ------------
BEVERAGES & TOBACCO
  Gudang Garam (Foreign)                            729,500              2,106
  HM Sampoerna (Foreign)                            389,000                798
                                                                  ------------
                                                                         2,904
                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS
  Indofood Sukses Makmur (Foreign)                  250,000                302
                                                                  ------------
FOREST PRODUCTS & PAPER
  Indah Kait Pulp & Paper (Foreign)                 305,955                119
  Indah Kait Pulp & Paper (Warrants),
    expiring 7/11/02                                 54,391                  3
                                                                  ------------
                                                                           122
                                                                  ------------
MERCHANDISING
  Matahari Putra Prima (Foreign)                    372,000                127
                                                                  ------------
MULTI-INDUSTRY
  Bimantara Citra (Foreign)                         160,000                163
                                                                  ------------
TELECOMMUNICATIONS
  Telekomunikasi Indonesia (Foreign)              1,608,000              1,772
                                                                  ------------
                                                                        10,528
                                                                  ------------
--------------------------------------------------------------------------------
JAPAN (42.1%)
APPLIANCES & HOUSEHOLD DURABLES
  Rinnai Corp.                                      160,700              2,688
                                                                  ------------
AUTOMOBILES
  Asahi Tec Corp.                                   443,000              1,259
  Nissan Motor Co.                                1,000,000              5,963
  Suzuki Motor Co. Ltd.                             630,000              6,052
  Toyota Motor Corp.                                270,000              8,273
                                                                  ------------
                                                                        21,547
                                                                  ------------
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
BUILDING MATERIALS & COMPONENTS
  Sangetsu Co. Ltd.                                 147,000       U.S.$  2,374
  Sanwa Shutter Corp. Ltd.                          492,000              3,504
  Sanwa Shutter Corp. Ltd. (Warrants),
    expiring 1/20/98                                  1,400                 53
                                                                  ------------
                                                                         5,931
                                                                  ------------
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co. Ltd.                      270,000              5,769
                                                                  ------------
CHEMICALS
  Daicel Chemical Industries Ltd.                 1,012,000              2,590
  Fuji Photo Film Ltd.                              222,000              9,156
  Kaneka Corp.                                      949,000              6,051
  Mitsubishi Chemical Industries                  2,060,000              4,760
  Nifco Inc.                                        330,000              2,320
  Okura Industrial Co. Ltd.                         434,000              1,290
  Sekisui Chemical Co.                              703,000              5,292
  Shin-Etsu Polymer Co. Ltd.                         15,000                 61
                                                                  ------------
                                                                        31,520
                                                                  ------------
CONSTRUCTION & HOUSING
  Kyudenko Co. Ltd.                                 389,000              2,223
  Obayashi Corp.                                    865,000              5,222
  Sekisui House Ltd.                                387,000              3,686
  Taisei Corp. Ltd.                               1,000,000              3,735
                                                                  ------------
                                                                        14,866
                                                                  ------------
COSMETICS & TOILETRIES
  Yamanouchi Pharmaceutical Co.                     300,000              7,404
                                                                  ------------
DATA PROCESSING & REPRODUCTION
  Fujitsu Ltd.                                      910,000             11,380
  Nissha Printing                                   105,000                913
  Ricoh Co. Ltd.                                    866,000             12,981
                                                                  ------------
                                                                        25,274
                                                                  ------------
ELECTRICAL & ELECTRONICS
  Canon,  Inc.                                      450,000             13,155
  Hitachi Ltd.                                    1,185,000             10,304
  Kyocera Corp.                                      80,000              5,227
  Matsushita Electric Industrial Co. Ltd.           562,000             10,146
  NEC Corp.                                         925,000             11,261
  Nintendo Ltd.                                     130,000             12,166
  Sony Corp.                                        145,000             13,690
  Stanley Electric Co.                              690,000              2,994
  Tokyo Electron Ltd.                               214,000             13,062
  Toshiba Corp.                                   1,730,000              8,768
                                                                  ------------
                                                                       100,773
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Mitsumi Electric Co. Ltd.                         423,000              8,933
  Murata Manufacturing Co.                          180,000              7,781
  TDK Corp.                                         145,000             12,969
                                                                  ------------
                                                                        29,683
                                                                  ------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                              198,000              3,919
                                                                  ------------
HEALTH & PERSONAL CARE
  Sankyo Co. Ltd.                                   326,000             11,285
                                                                  ------------
INDUSTRIAL COMPONENTS
  Furakawa Electric Co.                           1,083,000              5,426
                                                                  ------------
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
INSURANCE
  Sumitomo Marine & Fire Co.                        542,000       U.S.$  3,748
                                                                  ------------
MACHINERY & ENGINEERING
  Amada Co. Ltd.                                    817,000              4,729
  Daifuku Co. Ltd.                                  531,000              3,742
  Daikin Kogyo Co.                                  600,000              3,781
  Fuji Machine Co.                                  329,000             11,934
  Fujitec Co. Ltd.                                  400,000              4,174
  Kurita Water Industries Ltd.                      274,000              5,469
  Mitsubishi Heavy Industries Ltd.                1,300,000              7,116
  Nishio Rent All Co.                                57,000                496
  Nishio Rent All Co. (Warrants),
    expiring 2/20/98                                  1,055                  7
  Tsubakimoto Chain Co.                             872,000              3,553
                                                                  ------------
                                                                        45,001
                                                                  ------------
MERCHANDISING
  FamilyMart                                         87,200              3,813
                                                                  ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Nippon Pillar Packing Co.                         157,000              1,144
                                                                  ------------
MULTI-INDUSTRY
  Lintec                                            150,000              2,609
                                                                  ------------
REAL ESTATE
  Daibiru Corp.                                      38,000                441
  Keihanshin Real Estate Co.                        205,000              1,044
  Mitsubishi Estate Co. Ltd.                        390,000              5,684
                                                                  ------------
                                                                         7,169
                                                                  ------------
RECREATION, OTHER CONSUMER GOODS
  Yamaha Corp.                                      199,000              3,098
                                                                  ------------
TELECOMMUNICATIONS
  Nippon Telephone &
    Telegraph Corp.                                   1,032              9,487
                                                                  ------------
TEXTILES & APPAREL
  Shimamura Co. Ltd.                                 78,900              2,287
                                                                  ------------
WHOLESALE & INTERNATIONAL TRADE
  Inabata & Co.                                     406,000              2,256
                                                                  ------------
                                                                       346,697
                                                                  ------------
--------------------------------------------------------------------------------
KOREA (2.5%)
APPLIANCES & HOUSEHOLD DURABLES
  Samsung Electronics Co. (Foreign)                  57,197              5,529
                                                                  ------------
BANKING
  Housing & Commercial Bank,  Korea                  89,340              1,514
  Kookmin Bank GDR                                   90,309              1,129
                                                                  ------------
                                                                         2,643
                                                                  ------------
METALS - STEEL
  Pohang Iron & Steel Ltd. (Foreign)                    500                 39
  Pohang Iron & Steel Ltd. ADR                       61,690              1,588
                                                                  ------------
                                                                         1,627
                                                                  ------------
TELECOMMUNICATIONS
  LG Information & Communication
    Ltd.                                             61,757              5,973
                                                                  ------------
UTILITIES - ELECTRICAL & GAS
  Korea Electric Power Corp. (Foreign)              201,920              4,480
                                                                  ------------
                                                                        20,252
                                                                  ------------
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
MALAYSIA (0.7%)
BANKING
  Malayan Banking Bhd                               635,000       U.S.$  3,190
                                                                  ------------
ELECTRICAL & ELECTRONICS
  Lityan Holdings Bhd                               104,000                542
                                                                  ------------
ENERGY EQUIPMENT & SERVICES
  Dialog Group Bhd                                  132,000                724
                                                                  ------------
LEISURE & TOURISM
  Genting Bhd                                       522,000              1,625
                                                                  ------------
REAL ESTATE
  Malaysian Resources Corp. Bhd                      53,333                 47
                                                                  ------------
                                                                         6,128
                                                                  ------------
--------------------------------------------------------------------------------
NEW ZEALAND (0.5%)
FOREST PRODUCTS & PAPER
  Fletcher Challenge Forests                         79,520                 99
  Fletcher Challenge Paper                        1,988,000              3,923
                                                                  ------------
                                                                         4,022
                                                                  ------------
--------------------------------------------------------------------------------
PHILIPPINES (1.2%)
CONSTRUCTION & HOUSING
  DMCI Holdings,  Inc.                            9,894,000                788
                                                                  ------------
MULTI-INDUSTRY
  JG Summit Holdings 'B'                          4,390,100                662
                                                                  ------------
REAL ESTATE
  Ayala Land,  Inc. 'B'                           3,273,631              1,589
  Fil-Estate Land Inc. 'B'                        1,837,000                107
  SM Prime Holdings, Inc. 'B'                     9,637,680              1,788
                                                                  ------------
                                                                         3,484
                                                                  ------------
TELECOMMUNICATIONS
  Digital Telecommunications
    Philippines, Inc.                            30,651,000              2,043
                                                                  ------------
UTILITIES - ELECTRICAL & GAS
  Manila Electric Co. 'B'                           734,306              2,533
                                                                  ------------
                                                                         9,510
                                                                  ------------
--------------------------------------------------------------------------------
SINGAPORE (11.7%)
AEROSPACE & MILITARY TECHNOLOGY
  Singapore Technologies
    Aerospace Ltd.                                  374,000              1,115
                                                                  ------------
BANKING
  Development Bank of Singapore
    (Foreign)                                     1,868,000             19,053
  Oversea-Chinese Banking Corp.
    (Foreign)                                     2,789,200             19,330
  United Overseas Bank (Foreign)                  2,417,200             17,858
                                                                  ------------
                                                                        56,241
                                                                  ------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings (Foreign)                439,000              6,458
                                                                  ------------
ELECTRICAL & ELECTRONICS
  SM Summit Holdings Ltd.                           918,000                435
  Venture Manufacturing Ltd.                        115,000                489
                                                                  ------------
                                                                           924
                                                                  ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Advanced Systems Automation                        42,000                120
  Electronic Resources Ltd.                       1,648,500              2,996
                                                                  ------------
                                                                         3,116
                                                                  ------------
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES               (000)
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS
  Super Coffeemix Manufacturing Ltd.              1,932,000       U.S.$    840
  Want Want Holdings                              1,474,800              3,746
                                                                  ------------
                                                                         4,586
                                                                  ------------
MULTI-INDUSTRY
  Natsteel Ltd.                                   3,665,000             10,016
  Parkway Holdings                                2,218,000              8,991
  Wing Tai Holdings Ltd.                          1,553,000              3,209
                                                                  ------------
                                                                        22,216
                                                                  ------------
TRANSPORTATION - SHIPPING
  Singapore Technologies Shipbuilding
    & Engineering Ltd.                            1,103,000              2,026
                                                                  ------------
                                                                        96,682
                                                                  ------------
--------------------------------------------------------------------------------
THAILAND (2.5%)
BANKING
  Bangkok Bank Ltd. (Foreign)                     1,901,800              9,693
  Thai Farmers Bank Ltd. (Foreign)                1,924,000              6,731
                                                                  ------------
                                                                        16,424
                                                                  ------------
BROADCASTING & PUBLISHING
  Nation Multimedia Group (Foreign)                 545,000                473
                                                                  ------------
CHEMICALS
  National Petrochemical Ltd.
    (Foreign)                                       107,600                 68
                                                                  ------------
FINANCIAL SERVICES
  Industrial Finance Corp.
    (Foreign)                                       601,000                782
                                                                  ------------
REAL ESTATE
  Central Pattana Co. Ltd. (Foreign)                 25,834                 44
  Central Pattana Co.,  Ltd.                         22,066                 36
                                                                  ------------
                                                                            80
                                                                  ------------
TELECOMMUNICATIONS
  United Communications Industry
    Ltd. (Foreign)                                  701,000              2,047
                                                                  ------------
UTILITIES - ELECTRICAL & GAS
  Eastern Water Resources
    Development and Management                      257,000                347
                                                                  ------------
                                                                        20,221
                                                                  ------------
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost U.S.$805,910)                                                  760,667
                                                                  ------------
--------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.0%)
--------------------------------------------------------------------------------
INDIA (0.0%)
  METALS - STEEL
  Tata SSL Ltd. - New 14.00%,
    12/6/02 (Cost U.S.$5)                INR              3                  3
                                                                  ------------
--------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.7%)
--------------------------------------------------------------------------------
UNITED STATES (6.7%)
  REPURCHASE AGREEMENT
  Chase Securities, Inc., 5.75%,
    dated 9/30/97, due
    10/1/97, to be repurchased
    at U.S.$54,674,
    collateralized by United
    States Treasury Notes,
    5.875%, 11/15/05, valued at
    U.S.$56,083
    (Cost U.S.$54,665)                 U.S.$         54,665       U.S.$ 54,665
                                                                  ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (1.2%)
  Australian Dollar                    AUD              361                262
  Hong Kong Dollar                     HKD              275                 36
  Indian Rupee                         INR          300,970              8,322
  Indonesian Rupiah                    IDR           50,365                 15
  Japanese Yen                         JPY           99,274                822
  Malaysian Ringgit                    MYR              273                 84
  Philippine Peso                      PHP            4,085                118
  Singapore Dollar                     SGD              148                 97
  South Korean Won                     KRW          200,658                219
  Thai Baht                            THB            6,369                176
                                                                  ------------
  (Cost U.S.$10,268)                                                    10,151
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(Cost U.S.$870,848)                                                    825,486
                                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                         U.S.$         63,802
  Liabilities                                       (66,136)            (2,334)
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 71,654,508 issued and outstanding
    U.S.$0.01 par value shares (100,000,000 shares
    authorized)                                                   U.S.$823,152
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  11.49
                                                                  ------------
--------------------------------------------------------------------------------

  @  --  Value is less than U.S.$500.
  *  --  Advised by an affiliate.
ADR  --  American Depositary Receipt.
GDR  --  Global Depositary Receipt.
   NOTE: Prior government approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

                                     11